Nile Global Frontier Fund

Institutional Class
NFRNX

PROSPECTUS

August 1, 2013

as supplemented Dec 13, 2013

(1-877-682-3742)

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved the above listed Fund. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Nile Global Frontier Fund	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
Investment Objective	5
Principal Investment Strategies	6
Principal Investment Risks	7
Temporary Investments	11
Portfolio Holdings Disclosure	12
MANAGEMENT	12
Investment Adviser	12
Portfolio Manager	13
HOW SHARES ARE PRICED	13
HOW TO PURCHASE SHARES	14
HOW TO REDEEM SHARES	17
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	20
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	21
DISTRIBUTION OF SHARES	22
HOUSEHOLDING	23
FINANCIAL HIGHLIGHTS	23
PRIVACY NOTICE	24

FUND SUMMARY: Nile Global Frontier Fund

Investment Objective:  The Fund seeks to provide long term capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed on shares held less than 90 days)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (1)	2.22%
Acquired Fund Fees and Expenses (1)(2)	0.20%
Total Annual Fund Operating Expenses	3.92%
Fee Waiver (3)	(1.47)%
Total Annual Fund Operating Expenses After Fee Waiver	2.45%

(1)

Other expenses are estimated for the Fund's first fiscal year.

(2)

Acquired Fund Fees and Expenses, which are estimated for the Fund's first fiscal year, are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)

The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses) will not exceed 2.25% of the Fund’s average daily net assets for its Institutional Class shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Institutional Class	$248	$1,061

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The Fund may also invest in these asset classes through exchange-traded funds ("ETFs").  The proportion of the Fund's portfolio invested in each asset class will vary from time to time based on the adviser's assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time.  There is no limitation on the amount of the Fund's portfolio that may be allocated to any of these asset classes.  The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes.

In general, "Frontier" market countries are a sub-set of those currently considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or a countries' authorities.  These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.  The Fund may deem other countries to be Frontier markets in the future.

The Fund defines the following countries to be Frontier markets:

Central and Eastern Europe: Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Latvia, Lithuania, Macedonia, Mongolia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, Turkmenistan, Ukraine

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, Tunisia, United Arab Emirates

Asia: Bangladesh, Cambodia, Indonesia, Pakistan, Philippines, Sri Lanka, Thailand, Vietnam

Central and South America: Argentina, Chile, Colombia, Ecuador, Jamaica, Panama, Paraguay, Peru, Trinidad & Tobago, Uruguay, Venezuela

Africa: Botswana, Cote d'Ivoire, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Swaziland, Tanzania, Uganda, Zambia, Zimbabwe.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of Frontier market issuers directly or through ETFs that invest primarily in securities of Frontier market issuers.

The Fund may invest fixed income securities issued by or guaranteed by Frontier market governments, their agencies and instrumentalities, Frontier market companies and Frontier market multi-national organizations.  The Fund defines fixed income securities to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgage-backed securities and certificates of deposit. The Fund will invest in fixed income securities without restriction as to capitalization, credit quality or maturity.  The Fund may invest in fixed income securities that are sometimes referred to as "high yield" or "junk" bonds.  The Fund defines Frontier market companies as those that (i) have a majority of their assets in, (ii) derive a majority of their revenues or profits from Frontier market countries or (iii) whose securities are principally traded on Frontier market securities exchanges.  The Fund will invest in the securities of companies of any capitalization.

The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable value and growth companies by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, and pricing flexibility.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.  The adviser seeks to achieve the Fund's investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

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Credit Risk.  Issuers of fixed income securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments owed to the Fund.  An increase in credit risk or a default will cause the value of Fund fixed income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

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Currency Risk.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.

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Equity Market Risk. Equity markets can be volatile. In other words, the prices of equities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in equities.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

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Frontier Market Risk.  Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

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Interest Rate Risk.  In general, the price of a fixed income security falls when interest rates rise.  Fixed income securities have varying levels of sensitivity to changes in interest rates.  Securities with longer maturities may be more sensitive to interest rate changes.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

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Limited History of Operations Risk.  The Fund is a new mutual fund and has a limited history of operation.

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Liquidity Risk.  Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

•

Lower-Rated Securities Risk.  Securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, generally have more credit risk than higher-rated securities.  These securities are considered speculative.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

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Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns.

•

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•

Small and Medium Capitalization Company Risk.  The value of a small or medium capitalization company equities, ETFs that invest in equities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Updated performance information will be available at no cost by visiting www.nilefunds.com or by calling 1-877-682-3742.

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Investment Adviser:  Nile Capital Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Larry Seruma, Managing Principal of the adviser, has served the Fund as its Portfolio Manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or through Fund-approved financial intermediaries.  The minimum initial and subsequent investment in Institutional Class shares is $100,000 and $10,000.  The Fund or the adviser may waive these minimums.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks to provide long term capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has adopted a policy to invest at least 80% of its assets in securities that correspond to its name.  The Fund may change its 80% policy upon 60 days’ written notice to shareholders.

Nile Global Frontier Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed income, cash and cash equivalent asset classes.  The Fund may also invest in these asset classes through exchange-traded funds ("ETFs").  The proportion of the Fund’s portfolio invested in each asset class will vary from time to time based on the adviser’s assessment of fundamental values of securities and other investments in the class, the attractiveness of each investment opportunity, general market, political and economic conditions, and expected future returns of investments.  The Fund may invest in any, all or none of the targeted asset classes at any given time.  There is no limitation on the amount of the Fund’s portfolio that may be allocated to any of these asset classes.  The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Fund may maintain a significant portion of its assets in cash and cash equivalents securities and investments for temporary defensive purposes.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in securities of Frontier market issuers directly or through ETFs that invest primarily in securities of Frontier market issuers.

The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable value and growth companies by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, and pricing flexibility.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.

Top-Down Economic Country Analysis

The adviser utilizes a top down economic country analysis that considers, among other things, the country's level of economic growth, consistent gross domestic product growth, foreign exchanges rates and flows, the inflation rate, the size of the government debt, the country's level of foreign exchange reserves, the country's fiscal policies, rising standards of living and personal consumption.  In addition, the country political environment, regulatory framework and regulations are also considered.  The investment adviser utilizes its own investment research analysis to rank the countries based on the economic analysis.  Countries that meet the adviser's macro economic characteristics are include in the adviser’s investable universe.

Bottom-Up Fundamental Company Analysis

The adviser utilizes a bottom up fundamental analysis on the companies to identify companies with the best growth prospects and relative values.  The analysis considers companies with the following characteristics; healthy balance sheets, companies will low levels of debt or gearing, cash flow return on investment, return on investments, pricing flexibility, the supply and demand conditions of the industry and company, the prospects for earnings and revenue growth, strong competitive advantages, the strength of management, sound financial and accounting policies, and managerial and shareholder responsiveness.  The adviser adds securities to the portfolio that meet its buy criteria and sells securities when it believes they are no longer undervalued or meet targets for growth prospects.

PRINCIPAL INVESTMENT RISKS

There is no assurance that the Fund will achieve its investment objective.  The Fund's share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund.  Risks could adversely affect the net asset value, total return and the value of the Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund’s Fund Summary section of this Prospectus.

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Credit Risk.  Issuers of fixed-income securities may default on interest and principal payments owed to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  High yield fixed-income securities (also known as "junk bonds") are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund’s shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

•

Currency Risk.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investments denominated in a foreign currency or may widen existing losses.  Exchange rate movements are volatile and it is not possible to effectively hedge the currency risks of many developing countries.  Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the "old" currency worthless.

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Equity Market Risk.  Equity markets can be volatile. In other words, the prices of equity securities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the equity markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

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ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in equities.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs are described below:

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ETF Strategy Risk.  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with investments in commodities.

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ETF Leverage Risk.  ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  For example, if an ETFs current benchmark is 200% of the XYZ Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the XYZ Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the XYZ Index goes down 10% then the leveraged ETF’s value should go down 20%).

×

Net Asset Value and Market Price Risk.  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

×

Tracking Risk.  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

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Frontier Market Risk.  A sub-set of African and other emerging market countries are considered to be "frontier markets."  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of the Fund’s shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund's shares to decline.

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Interest Rate Risk.  Fixed income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed income security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Limited History of Operations Risk.  The Fund is a new mutual fund and has a limited history of operation.  Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the adviser's management of individual and institutional accounts.  As a result, investors cannot judge the adviser by its track record of managing this mutual fund and the adviser may not achieve the intended result in managing the Fund.

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Liquidity Risk.  Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Lower-Rated Securities Risk.  Fixed income securities rated below investment-grade, sometimes called "high-yield" or "junk" bonds, generally have more credit risk than higher-rated securities.  These securities are considered speculative.  Companies and governments issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and the Fund could lose its entire investment. High yield fixed-income securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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Management Risk.  The adviser's judgments about the attractiveness and potential appreciation of a security or futures contract may prove to be inaccurate and may not produce the desired results.  Additionally, the adviser’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower than expected returns. The adviser's investment style may subject the Fund to certain risks.  A portfolio company’s earnings growth may not increase as much as the adviser assumes it will.  Even if a portfolio company’s earnings grow as the adviser expects, there may not be a corresponding increase in the portfolio company’s share value.  Also, the adviser’s determination of reasonable valuation for a portfolio security may be incorrect.  Additionally, the adviser's assessment of the credit quality of an issuer may prove incorrect, subjecting the Fund to high default risk.  Consequently, the Fund may pay more for a portfolio security than it is worth.

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Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Small and Medium Capitalization Company Risk.  The value of a small or medium capitalization company equities, ETFs that invest in equities of small and medium capitalization companies, futures based upon small and medium capitalization equities, or fixed income securities issued by small or medium capitalization company may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may be subject to more pronounced versions of the risks described because of their smaller size.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.  The Fund may, from time to time, make available month-end portfolio holdings information on the website www.nilefunds.com.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-682-3742.

.

MANAGEMENT

Investment Adviser:  Nile Capital Management, LLC, 116 Village Blvd, Suite 306, Princeton, NJ 08540, serves as investment adviser to the Fund.  The adviser was established in 2002 as a limited liability company organized under the laws of Delaware and registered in 2009 as an investment adviser with SEC under the Investment Advisers Act of 1940, as amended.  Subject to the authority of the Fund’s Board of Trustees and pursuant to an investment advisory agreement (the "Advisory Agreement") with Nile Capital Investment Trust (the "Trust"), on behalf of the Fund, the adviser provides the Fund with a program of continuous management and supervision of the Fund’s assets, including developing the composition of the Fund's portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  The adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board of Trustees, and it provides certain personnel to the Trust.  Pursuant to the Advisory Agreement the adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund's average daily net assets.

The adviser has entered into an expense limitation agreement with the Fund to reduce its fees and to reimburse expenses, at least until July 31, 2013, such that total annual Fund operating expenses after fee deferral and/or reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses) will not exceed 2.25% for Institutional Class shares, subject to possible recoupment from the class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

A discussion regarding the basis for the Board of Trustees’ approval and renewal of the Advisory Agreement will be available in the Fund’s annual shareholder report dated March 31, 2014.

Portfolio Manager:

Larry Seruma is the Managing Principal of Nile Capital Management LLC, the Advisor of the Nile family of funds. Mr. Seruma has over 20 years of experience in portfolio management, investment research and quantitative investment strategies. In 2004, Mr. Seruma founded Nile Capital Management, where he began his tenure as Portfolio Manager for the Nile Master Fund, a global long/short equity hedge fund. In 2005, the Nile Fund was integrated into Proxima Alfa Investments (USA) LLC (formerly VegaPlus Capital Partners), a subsidiary of Banco Bilbao Vizcaya Argentaria, and Mr. Seruma was named one of the firm's Managing Directors. Currently, Nile Capital Management serves as the Advisor for the Nile family of funds. Prior to founding Nile Capital Management, Mr. Seruma was a Principal at Barclays Global Investors (BGI), a division of Barclays Capital. He was a member of the Active Strategies Group there and also a member of BGI’s Investment Process Committee. Early in his career, Mr. Seruma was an Options Market Maker in the Exchange pits at the Chicago Board of Options Exchange. Mr. Seruma has authored several articles on investments in Africa and other emerging/frontier markets, and has been featured in many leading financial publications.  He received an MBA in Analytic Finance and Statistics from the Booth School of Business, The University of Chicago, in 1996.

HOW SHARES ARE PRICED

The net asset value ("NAV") and public offering price (NAV plus applicable sales charge) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated quarterly by the Board as to the reliability of the fair value method used.  In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes Institutional Class shares offered by the Fund. The Fund may not be available for purchase in all states and no other share classes are presently offered.

INSTITUTIONAL CLASS SHARES

Institutional Class Shares are sold at net asset value. The minimum initial investment is $100,000. The minimum additional investment is $10,000. The Fund or adviser may accept certain accounts with less than the minimum investment.  The Institutional Class has the following features.

•

No front-end sales charge.

•

Redemption Fee of 2% for Institutional Class Shares redeemed after less than 90 days of purchase.

•

No Distribution and service plan (Rule 12b-1) fees.

•

The minimum initial investment for Institutional Class Shares is $100,000.

Purchasing Shares.  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail	or Overnight Mail
Nile Funds c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Nile Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-682-3742  for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $10,000 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-682-3742 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts.  You can open an account with a minimum initial investment of $100,000 in Institutional Class shares of the Fund and make additional investments to the account at any time with as little as $10,000.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund and adviser reserves the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed.  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to the Fund

Retirement Plans.  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-682-3742 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Exchange Feature.  An investor may exchange shares of any Fund in which such investor holds shares for shares of any other series of the Trust advised by the adviser and offered for sale in the state in which you reside.  All other Nile funds are offered by a separate prospectus.  Any such exchange will be made at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

An investor may direct any Fund in which such investor holds shares to exchange his shares by writing to the Fund’s transfer agent.  The request must be signed exactly as the investor’s name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series and class to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.  Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved.

The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

HOW TO REDEEM SHARES

Redeeming Shares.  A 2.00% early redemption fee will be assessed on shares held less than 90 days.  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail	or Overnight Mail
Nile Funds c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Nile Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-682-3742.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, its transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account.  The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-877-682-3742 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind.  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund's assets.  The securities will be chosen by the Fund and valued at the Fund’s net asset value.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent.  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number and Fund;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees.  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans.  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances.  If at any time your account balance in the Fund falls below $10,000, the Fund may notify you that, unless the account is brought up to at least $10,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $10,000 due to a decline in NAV.  The Fund will not charge any redemption fee on involuntary redemptions.

Miscellaneous.  The Fund reserves the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may also suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the NYSE is closed, trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund's Board has also approved a 2.00% early redemption fee on shares held less than 90 days.  Redemption fees are paid to the Fund and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy."  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy.  However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

Redemption Fee

The Fund will deduct a 2.00% redemption fee on the redemption amount if you sell your shares after less than 90 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 90 days or more are not subject to the 2.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•

Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•

Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees;

•

Redemptions in connection with exchanges of shares between other Nile funds or classes;

•

Redemptions resulting from death, divorce decree or disability; or

•

Other types of redemptions as Nile Capital Management, LLC or the Trust may determine in special situations and approved by the Fund's or the adviser's Chief Compliance Officer.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor. Northern Lights Distributors, LLC ("Distributor"), located at 17605 Wright Street, Omaha, NE 68130, is the principal underwriter and distributor of the Fund's shares and serves as the Fund's agent for the distribution of the Fund's shares.  The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to the Fund's shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-682-3742 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

1

PRIVACY NOTICE Rev Dec. 2013
FACTS		WHAT DOES NILE CAPITAL INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Nile Capital Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Nile Capital Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-877-682-3742

Who we are
Who is providing this notice?	Nile Capital Investment Trust
What we do
How does Nile Capital Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Nile Capital Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Nile Capital Investment Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Nile Capital Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Nile Capital Investment Trust does not jointly market.

Nile Global Frontier Fund

Adviser	Nile Capital Management, LLC 116 Village Blvd, Suite 306 Princeton, NJ 08540	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund's Statement of Additional Information dated August 1, 2013 (the "SAI"), as supplemented from time to time.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-682-3742 or visit www.nilefunds.com.  You may also write to:

The Nile Funds

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22384